SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2008

Delta Mutual, Inc.
(Exact name of registrant as specified in charter)

Delaware	000-30563
(State or other jurisdiction of incorporation)	(Commission File Number)

111 North Branch Street, Sellersville, Pennsylvania	18960
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (215) 258-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

Filed herewith are the following financial statements of Altony, SA from which we acquired all of the issued and outstanding membership interests on March 4, 2008.

Report of Independent Registered Public Accounting Firm

Financial Statements:

Consolidated Balance Sheet at December 31, 2007

Consolidated Statement of Operations for the year ended December 31, 2007

Consolidated Statement of Stockholders’ Equity as of December 31, 2007

Consolidated Statement of Cash Flows for the year ended December 31, 2007

Notes to Consolidated Financial Statements

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Delta Mutual, Inc.
Date: August 19, 2008
By: /s/ Malcolm W. Sherman
Malcolm W. Sherman, Executive Vice President

[LETTER HEAD OF WIENER, GOODMAN & COMPANY, P.C.]

Report of Independent Registered Accounting Firm

To the Board of Directors and Stockholders
of Delta Mutual Inc.

We have audited the accompanying consolidated balance sheet of Delta Mutual Inc. and Subsidiaries (“Delta” or the “Company”) as of December 31, 2007 and the related consolidated statements of operations, stockholders’ equity and cash flows for the year then ended. These financial statements are the responsibilities of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We did not examine the financial statements of Altony S.A., a consolidated subsidiary, whose statements reflect total assets and revenues constituting 93% and 100%, respectively, of the related consolidated totals. These statements were audited by other auditors whose report has been furnished to us, and our opinion in so far as it relates to the amounts included for Altony S.A., is based solely on the report of other auditors.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a text basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the report of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audit and the report of other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Delta Mutual Inc. and Subsidiaries as of December 31, 2007, and the results of operations and its cash flows for the year ended in conformity with accounting principles generally accepted in the United States of America.

Wiener, Goodman & Company, P.C.
July 21, 2008

DELTA MUTUAL, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET

December 31, 2007

ASSETS
Current Assets:
Cash	$57,633
Investments	4,709,020
Prepaid expenses	1,914
Total Current Assets	4,768,567

Property and equipment - net	368,123
Intangible asset	126,317
Investments in oil and gas concessions	2,300,000
Other assets	650

TOTAL ASSETS	$7,563,657

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable	$412,922
Accrued expenses	1,225,674
Convertible debt	397,340
Notes payable	2,540,655
Total Current Liabilities	4,576,591

Minority interest in consolidated subsidiaries	225,797

Stockholders' Equity:
Common stock $0.0001 par value - authorized 250,000,000:
208,882,953 outstanding	20,888
Additional paid-in-capital	11,953,766
Accumulated deficit	(9,213,385)
Total Stockholders' Equity	2,761,269

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$7,563,657

See Notes to Consolidated Financial Statements

Delta Mutual, Inc. and Subsidiaries
Consolidated Statement of Operations
Year Ended December 31, 2007

Investment results	$352,135

Costs and expenses:
General and administrative expenses	970,363
Valuation results	491,403
1,461,766

Loss from operations	(1,109,631)

Interest expense	-

Loss before benefit from income taxes	(1,109,631)

Benefit from income taxes	-

Net loss	$(1,109,631)

Loss per common share	$(0.01)

Weighted average number of common
shares outstanding - basic and diluted	192,185,922

See Notes to Consolidated Financial Statements

DELTA MUTUAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

	Number of					Deferred
	Common	Common	Paid in	Accumulated	Subscription	Stock
	Shares	Stock	Capital	Deficit	Receivable	Purchase	Total

Balance, January 1, 2007	192,161,246	$19,216	$11,108,118	$(8,103,754)	$(10,000)	$266,000	$3,279,580

Issuance of common stock for interest expense
(valued at $0.06 - $0.125 per share)	135,040	13	15,307	-	-	-	15,320

Issuance of common stock for convertible debt
(valued at $0.05 - $0.125 per share)	16,586,667	1,659	830,341	-	-	-	832,000

Conversion to convertible notes	-	-	-	-	-	(266,000)	(266,000)

Receipt of subscribed stock	-	-	-	-	10,000	-	10,000

Net (loss)	-	-	-	(1,109,631)	-	-	(1,109,631)

Balance, December 31, 2007	208,882,953	20,888	$11,953,766	$(9,213,385)	$-	$-	$2,761,269

See Notes to Consolidated Financial Statements

Delta Mutual Inc. and Subsidiaries
Consolidated Statement of Cash Flows

For the Year Ended
December 31, 2007

Cash flows from operating activities:
Net loss	$(1,109,631)
Adjustments to reconcile net
loss to net cash used in operating
activities:
Changes in operating assets
and liabilities	242,740
Net cash used in operating activities	(866,891)

Cash flows from investing activities:
Purchase of investments	(2,300,000)
Proceeds from sale of investments	866,891
Cash received upon acquisition	47,633
Net cash used in investing activities	(1,385,476)

Cash flows from financing activities:
Proceeds from borrowings	2,300,000
Proceeds from deferred stock purchase	10,000
Net cash provided by financing activities	2,310,000

Net increase in cash	57,633
Cash - beginning of year	-

Cash - end of year	$57,633

See Notes to Consolidated Financial Statements

Delta Mutual Inc. and Subsidiaries
Consolidated Statement of Cash Flows
(Continued)

For the Year Ended
December 31, 2007

Supplementary Information:
Cash paid during year for
Interest	$-

Income taxes	$-

Non-cash financing activities:

Issuance of common stock
for debt	$847,320

Issuance of convertible notes
for stock purchases	$266,000

See Notes to Consolidated Financial Statements

DELTA MUTUAL, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENETS
For the Year Ended December 31, 2007

1.     DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Delta Mutual, Inc. and subsidiaries (“Delta” or the “Company”) was incorporated in Delaware on November 17, 1999. Since 2003, its principal business activities have focused on providing environmental and construction technologies and services to certain geographic reporting segments in the Far East, Middle East and the United States.

On March 4, 2008, the Company entered into a Membership Interest Purchase Agreement (the “Agreement”) with Egani, Inc., an Arizona corporation (“Egani”). Pursuant to the Agreement, the Company acquired from Egani 100% of the issued and outstanding membership interests held by Egani in Altony S.A., an Uruguay Sociedad Anonima (“Altony”), which owns 100% of the issued and outstanding membership interests in South American Hedge Fund LLC, a Delaware limited liability company (“SAHF”). At the closing of the Agreement, the Company issued 130,000,000 shares of its common stock to Egani, for the purchase of all of the outstanding membership interests in Altony which constituted, following such issuance, a majority of the outstanding shares of the Company’s common stock.

Immediately following the closing of the Agreement, Altony became a wholly owned subsidiary of the Company. For accounting purposes only, the transaction was treated as a recapitalization of the Company with Altony as the acquirer. The financial statements prior to March 4, 2008 are those of Altony and reflect the assets and liabilities of Altony at historical carrying amounts. The financial statements show a retroactive restatement of Altony’s historical stockholders’ equity to reflect the equivalent number of shares issued to the subsidiary.

The principal business activity of Altony is the ownership and management of its SAHF subsidiary. SAHF is a hedge fund that maintains its business office in Uruguay and invests in public and private securities of the United States and Latin American countries. SAHF has oil and gas investments in Argentina and intends to continue its focus on the energy sector, including the development and supply of energy and alternate energy sources in Latin America and the United States.

In August 2007, SAHF signed a purchase option for a partial interest in three oil and gas concessions in Argentina. SAHF is in the process of obtaining the necessary government and environmental permits to operate these concessions.

The Company intends to continue its environmental and construction technology and service activities. Its environmental activities are conducted by its joint venture subsidiary Delta-Envirotech, Inc. (“Envirotech”), headquartered in Virginia. The construction technology activities are conducted by the Company’s wholly owned subsidiary Delta Technologies, Inc. (“Technologies”) that holds intellectual property rights and has filed a patent for a new insulating concrete wall forming (ICF) system now known as Delta Wall.

BASIS OF PRESENTATION

The Company’s financial statements include the accounts of its wholly-owned subsidiaries. All significant intercompany balances and transactions with its subsidiaries have been eliminated in the consolidated financial statements.

SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The Company's financial statements include the accounts of all majority-owned subsidiaries where its ownership is more than 50 percent of common stock. The consolidated financial statements also include the accounts of any Variable Interest Entities ("VIEs") where the Company is deemed to be the primary beneficiary, regardless of its ownership percentage. All significant intercompany balances and transactions with consolidated subsidiaries are eliminated in the consolidated financial statements. Where the Company's ownership interest is less than 100 percent, the minority ownership interests are reported in the consolidated balance sheet as a liability. The minority ownership interest of the Company's earnings or loss, net of tax, is classified as "Minority interest share of earnings (loss) of consolidated subsidiaries" in the consolidated statements of operations.

USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

LOSS PER SHARE

Basic and diluted loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding during the year. Potential common shares are excluded from the loss per share calculation because the effect would be antidilutive. Potential common shares relate to the convertible debt, stock options and common stock purchase warrants. As of December 31, 2007, there were 4,421,920 potential common shares related to convertible debt and 7,978,000 potential common shares related to stock options.

REVENUE RECOGNITION

The Company recognizes revenue from the results of its investment portfolio as the difference between proceeds from the sale of securities and their acquisition cost, less commissions paid to the firm that conducts the securities transactions.

EVALUATION OF LONG-LIVED ASSETS

The Company reviews property and equipment and finite-lived intangible assets for impairment whenever events or changes in circumstances indicate the carrying value may not be recoverable in accordance with guidance in Statement of Financial Accounting Standards (SFAS) No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets." If the carrying value of the long-lived asset exceeds the present value of the related estimated future cash flows, the asset would be adjusted to its fair value and an impairment loss would be charged to operations in the period identified.

DEPRECIATION AND AMORTIZATION

Property and equipment are stated at cost. Depreciation is provided for by the straight-line method over the estimated useful lives of the related assets.

STOCK-BASED COMPENSATION

The Company has a stock-based compensation plan under which stock options are granted to employees. Effective January 1, 2006, the Company accounts for stock based compensation under Statement of Financial Accounting Standards ("SFAS") No. 123(R), "Share-Based Payment." The Company adopted SFAS 123(R) using the modified prospective method. Under modified prospective application, this SFAS applies to new awards and to awards for which the requisite service has not been rendered that are outstanding as of the required effective date shall be recognized as the requisite service is rendered on or after the required effective date. The compensation cost for the portion of awards shall be based on the grant-date fair value of those awards as calculated for either recognition or pro forma disclosures under SFAS 123. Changes to the grant-date fair value of equity awards granted before the required effective date of this Statement are precluded. The compensation cost for those earlier awards shall be attributed to periods beginning on or after the required effective date of this SFAS using the attribution method that was used under SFAS 123, except that the method of recognizing forfeitures only as they occur shall not be continued.

INCOME TAXES

The Company accounts for income taxes using an asset and liability approach under which deferred taxes are recognized by applying enacted tax rates applicable to future years to the differences between financial statement carrying amounts and the tax basis of reported assets and liabilities. The principal item giving rise to deferred taxes are future tax benefits of certain net operating loss carryforwards.

FOREIGN CURRENCY TRANSLATION

At the time of each investment transaction the related income or expense was translated into United States dollars based on the exchange rate in effect on the transaction date.

The translation gains or losses were not material for the year ended December 31, 2007.

INTANGIBLES

Effective January 1, 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 specifies the financial accounting and reporting for acquired goodwill and other intangible assets. Goodwill and intangible assets deemed to have indefinite useful lives are not amortized but are subject to, at a minimum, an annual impairment test. If the carrying value of goodwill or intangible assets exceeds its fair market value, an impairment loss would be recorded.

FAIR VALUE OF FINANCIAL INSTRUMENTS

For financial instruments including cash, investments, accounts payable, and notes payable, it was assumed that the carrying amount approximated fair value because of the short maturities of such instruments.

NEW FINANCIAL ACCOUNTING STANDARDS

In February 2007, the FASB issued SFAS No. 159 ("SFAS 159") "The Fair Value Option for Financial Assets and Financial Liabilities," providing companies with an option to report selected financial assets and liabilities at fair value. The Standard's objective is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. It also requires entities to display the fair value of those assets and liabilities for which the Company has chosen to use fair value on the face of the balance sheet. The adoption of SFAS 159 on January 1, 2008 did not impact the Company’s consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141 (revised 2007) (“SFAS 141(R)”) “Business Combinations,” which replaces SFAS 141 “Business Combinations.” This Statement improves the relevance, completeness and representational faithfulness of the information provided in financial reports about the assets acquired and liabilities assumed in a business combination. This Statement requires an acquirer to recognize the assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree at the acquisition date, measured at their fair values as of that date, with limited exceptions specified in the Statement. Under SFAS 141 (R), the acquisition-related costs, including restructuring costs, must be recognized separately from the acquisition and will generally be expensed as incurred. That replaces SFAS 141’s cost-allocation process, which required the cost of an acquisition to be allocated to the individual assets acquired and liabilities assumed based on their estimated fair values. SFAS 141(R) shall be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual report period beginning on or after December 15, 2008. The Company will implement this Statement in 2009.

In December 2007, the FASB issued SFAS No.160 “Non-Controlling Interests in Consolidated Financial Statements - An Amendment of ARB No. 151” (“SFAS 160”). SFAS 160 established new accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. Specifically, this Statement requires the recognition of non-controlling interests (minority interests) as equity in the consolidated financial statements and separate from parent’s equity. The amount of net income attributable to the non-controlling interest will be included in consolidated net income on the face of the income statement. SFAS 160 clarifies that changes in a parent’s ownership in a subsidiary that does not result in deconsolidation, are equity transactions if the parent retains its controlling financial interest. In addition, this Statement requires that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated. Such gain or loss will be measured using the fair value of the non-controlling equity investment as of the deconsolidation date. SFAS 160 also includes expanded disclosure requirements regarding the interest of the parent and its non-controlling interest. SFAS 160 is effective for fiscal years, and interim periods other than fiscal years, beginning on or after December 2008. The Company is currently evaluating the impact of the adoption of this Statement on its financial statements.

In March 2008, the FASB issued SFAS No. 161,“Disclosures about Derivative Instruments and Hedging Activities,” an amendment of FASB Statement No. 133 (“SFAS No. 161”). The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance and cash flows. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company does not believe that SFAS No. 161 will have a material impact on its financial statements.

2.	INVESTMENTS

The Company has investments in public and private securities of the United States and Latin American countries as well as long-term investments in oil and gas concessions. The fair market value of these investments at December 31, 2007 is indicated below.
December 31,
2007
Public securities	$322,300
Private securities	4,386,720
Current investments	4,709,020
Oil and gas concessions	2,300,000
$7,009,020

3.	PROPERTY AND EQUIPMENT

December 31, 2007
Equipment	$455,035
Deposits on land	--
Leasehold improvements	7,807
462,842
Less accumulated
depreciation	94,719
$368,123

4.	INTANGIBLE ASSETS

Intangible assets are intellectual property included in a patent application. If the patent is not issued, the Company will write-off the unamortized amounts immediately. Intangible assets consist of the following:

December 31,
2007
Gross Carrying Amount	$143,000
Accumulated Amortization	16,683
Intellectual property costs	$126,317

Estimated amortization expense for intangible assets for the next five years is as follows:

Estimated
Year Ending	Amortization
December 31,	Expense
2008	$7,150
2009	7,150
2010	7,150
2011	7,150
2012	7,150

5.	INVESTMENT IN JOINT VENTURES

a.
In December 2003, the Company formed a joint venture to develop Section 124, low income housing in the Commonwealth of Puerto Rico. The Company became the general partner and 75% majority owner of a limited partnership, Delta Development Partners, LP that owns the 85% majority share of Delta Developers Corp., a  Puerto Rico corporation, formed to manage the construction and related activities required to build approximately 270 homes under Section 124. During the year ended December 31, 2006, the activities associated with this joint venture were discontinued.

In October 2004, the Company formed a second joint venture to develop Section 124 low income housing in Puerto Rico. The Company became the general partner and majority owner of a limited partnership, Delta Development Partners II, LP that owns  the 85% majority share of Delta Developers Guayanilla Corp., a Puerto Rico corporation formed to manage the construction and related activities required to build approximately 300 homes under Section 124. During the first quarter of 2007, the  activities associated with this joint venture were discontinued and the land deposit was returned to the joint venture.

In November 2006, the Company entered into a new joint venture to develop Section 124 housing in Puerto Rico. The Company became the general partner and 35% minority owner of limited partnership, Delta TA, LP formed to manage the construction and related activities to build approximately 338 residential units under the Section 124 program. As of the quarter ended September  30, 2007, the activities associated with this partnership have  been discontinued.

b.
On January 14, 2004, the Company entered into a joint venture  agreement with Hi tech Consulting and Construction, Inc. (“Hi  Tech”) forming Delta-Envirotech, Inc. for the purpose of  providing environmental technologies and services to markets in  the Middle East. The joint venture company is based in Virginia  and focuses on participating in foreign government sponsored pollution remediation and other projects.

In July 2004, the Company and Hi-Tech, pursuant to an agreement to purchase stock dated January 14, 2004, each sold 75 shares of the joint venture to a third party, representing a ten percent (10%) interest for $2. The Company and Hi-Tech each own forty-five percent (45%) of the joint venture.

Delta-Envirotech, Inc. meets the definition of a Variable Interest Entity as defined in Financial Accounting Standards Board Interpretation No. 46 (FIN 46),"Consolidation of Variable Interest Entities" requiring the primary beneficiaries of a variable interest entity to consolidate that entity. The primary beneficiary of a variable interest entity is the party thatabsorbs the majority of the expected losses of the entity or receives a majority of the entity's expected residual return, or both, as a result of ownership, contractual or other financial interest in the entity.

c.
Minority interests primarily consist of outside investors ownership interest in Delta Development Partners, L.P.; Delta Development Partners II, L.P.; Delta TA, LP; Delta  Developers Corp.; Delta Developers Guayanilla Corp.; Delta-Envirotech, Inc. and PT Triyudha- Envirotech.

There are excess losses not absorbed by the minority interests due to limitations of their capital contributions. In future periods, the profits first attributable to the minority interests will be first absorbed against any unused losses until the losses are fully absorbed. The amount on the Company's consolidated balance sheet represents the minority interests as of December  31, 2007.

The following represents a schedule of minority interests as of:

December 31,
2007
Delta Development Partners L.P.	$82,087
Delta Development Partners II, L.P.	36,808
Delta TA L.P.	106,902
Delta Developers Corp.	--
Delta Developers Guayanilla Corp.	--
Delta-Envirotech, Inc.	--
PT Triyudha - Envirotech	--
$225,797

6.	NOTES PAYABLE

In April 2005, the Company issued three 8% term notes to private investors in the amount of $210,655, with the principal and interest due at maturity on October 2, 2005. Pursuant to note modification agreements, the maturity dates of these notes were extended and in June 2006 these notes became payable on written demand by the lenders. As of December 31, 2007, accrued interest of $37,860 is included in accrued expenses on the Company's consolidated balance sheet.

In May 2006, the Company borrowed $30,000 from an investor (formerly a related party) at interest of 6% per annum with the principal and interest due on May 17, 2008. As of December 31, 2007 accrued interest of $2,922 is included in accrued expenses on the Company's consolidated balance sheet.

In August 2007, the SAHF borrowed $2,300,000 from Oxipetrol-Petroleros de Ocidente, S.A. in conjunction with its investment in oil and gas concessions. This is a non interest-bearing loan that matures on July 15, 2008. The principal amount of $2,300,000 is included in Notes payable on the Company’s consolidated balance sheet at December 31, 2007.

7.	CONVERTIBLE DEBT

During the year ended December 31, 2004, the Company issued convertible notes in the principal amounts of $961,400. The convertible notes had interest rates from 4% to 6% and matured at various dates between May 12, 2006 and January 16, 2007. These notes are convertible into common stock at a conversion price of $0.05 to $0.125 per share. One note, in the original principal amount of $129,160 that originally matured in May 2006 was amended during 2006 and 2007 extending the maturity date until June 2008. After partial conversion of the principal amount of this note in July 2006, and the payment of accrued interest in March 2007, the remaining principal amount and all accrued interest was converted into 1,491,886 shares of common stock in April 2008. Another note, in the principal amount of $193,740 that originally matured in May 2006 was amended during 2006 and 2007 extending the maturity date to December 1, 2007. The Company did not repay the note on the maturity date but the holder of this note has verbally agreed not to make written demand for payment. The Company is currently negotiating amended terms with the noteholder. If the Company and the noteholder can not agree upon an amendment to the note, including an extension of the maturity date, the Company may receive a notice of default. One note issued by the Company in the principal amount of $60,000, became payable upon written demand by the lender in September 2006. The balance of the convertible notes issued in 2004 was converted into 12,923,280 shares of common stock through December 31, 2007.

In connection with the issuance of the convertible notes, the Company issued 8,880,000 common stock purchase warrants at an exercise price of $0.10 per share. The warrants expired March 31, 2006.

The Company accounted for the warrants and the convertible debt with detachable warrants in accordance with Emerging Issues Task Force 00-27 and 00-19 and SFAS No. 33. The Company performed calculations allocating the proceeds of convertible debt with detachable warrants to each respective security at their fair values. The Company used the conversion value of the convertible debt and calculated fair value of the warrants using the Black-Scholes valuation model for its estimate of fair value. The Company compared the allocated proceeds of the convertible debt to the difference between its conversion value and face amount. The calculated fair value of the convertible debt of $722,855 was recorded as the value of the Beneficial Conversion Feature and accordingly credited to Additional Paid-in Capital. The value of the warrants of $235,545 was recorded as a reduction of the convertible debt. The convertible debt was recorded at zero. The convertible debt was accreted to its face value after 2004, 2005 and 2006 conversions, under the interest method per APB 21, until it either converted or matured.

 In May 2006, the Company issued a convertible note to a related party in the principal amount of $16,000, bearing interest at 6% per annum. The note was convertible into common stock at a conversion price of $0.06 per share, the fair value at the date of issuance. The note matured on November 3, 2007 and upon maturity the Company issued 266,667 shares of common stock in payment of the principal amount and 24,000 shares of common stock in payment of $1,440 of accrued interest.

During the first quarter of 2007, the Company issued a convertible note to a related party in the principal amount of $17,000, and a convertible note to an investor in the principal amount of $266,000. Both notes bear interest of 6% per annum and are convertible into common stock at a conversion price of $0.05 per share, the fair value at the date of issuance. Both notes matured in April 2008. In conjunction with the issuance of these two notes, the Company reclassified $266,000 recorded as deferred stock purchase, on its consolidated balance sheet as of December 31, 2006, to convertible notes at March 31, 2007. On October 30, 2007, the holder of the $266,000 note converted the principal amount of the note into 5,320,000 shares of common stock and waived all accrued interest. In April 2008, the Company issued 340,000 shares of common stock in payment of the principal amount of the $17,000 note and issued 20,400 shares of common stock in payment of the accrued interest of $1,020.

In April 2007, the Company issued a convertible note to a related party in the principal amount of $26,600 bearing interest of 6% per annum and convertible into common stock at the conversion price of $0.05 per share, the fair value at the date of issuance, with a maturity date of April 9, 2008. On the maturity date, the Company issued 532,000 shares of common stock in payment of the principal amount and 31,920 shares of common stock in payment of the accrued interest of $1,596.

During the second and third quarters of 2007, the Company borrowed $550,000 from an investor pursuant to the terms of a convertible promissory note with a maturity date of May 2008; interest of 10% per annum; and convertible into common stock at the conversion price of $0.05 per share, the fair value at the date of issuance. In September 2007, the investor converted the principal amount of the note into 11,000,000 shares of common stock and waived all accrued interest.

During the year ended December 31, 2007, the noteholders converted $832,000 principal amount into 16,586,667 shares of common stock.

At December 31, 2007, the Company's outstanding convertible notes were convertible into 4,421,920 shares of common stock.

The following table shows the maturities by year of total face amount of the convertible debt obligations at December 31, 2007:
2008	$397,340

As of December 31, 2007, accrued interest of $39,657 is included in accrued expenses on the Company's consolidated balance sheet.

8.	ACCRUED EXPENSES

Accrued expenses consists of the following:

December 31,
2007
Professional fees	$34,703
Interest expense	80,439
Payroll expense	462,195
Payroll expense-officers	117,436
Payroll tax expense	34,742
Accrued consulting fees	144,000
Other accrued expenses	352,159
$1,225,674

9.	LOANS FROM RELATED PARTIES

In March 2008, the Company borrowed $121,000, in the aggregate, from two stockholders of the Company, with interest of 6% per annum and the principal and interest due on September 6, 2008.

10.	BUSINESS SEGMENT INFORMATION

The Company’s reporting business segments are geographic and include the Far East (Indonesia), the Middle East, North America (United States) and South America. The Company formerly operated in a fifth reporting segment, Puerto Rico. The primary criteria by which financial performance is evaluated and resources allocated are revenue and operating income.

The following is a summary of key financial data:

Year Ended December 31, 2007
Total Revenue:
North America	$--
Indonesia	--
Middle East	--
Puerto Rico	--
South America	352,135
$352,135
Loss from Operations:
North America	$--
Indonesia	--
Middle East	--
Puerto Rico	--
South America	(1,109,631)
$(1,109,631)
Long-lived Assets:
North America	$208,988
Indonesia	286,102
Middle East	--
Puerto Rico	--
South America	2,300,000
$2,795,090
Capital Expenditures:
North America	$--
Indonesia	--
Middle East	--
Puerto Rico	--
South America	--
$--

Depreciation and Amortization:
North America	$--
Indonesia	--
Middle East	--
Puerto Rico	--
South America	--
$--

11.	INCOME TAXES

The Company adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 “Accounting for Uncertainties in Income Taxes,” (“FIN 48”) on January 1, 2007. As a result of the implementation of FIN 48, the Company recognized no adjustment in the net liability for unrecognized income tax benefits.

During the year ended December 31, 2007, the Company recorded a deferred tax asset associated with its net operating loss (“NOL”) carryforwards of approximately $8,734,479 that was fully offset by a valuation allowance due to the determination that it was more likely than not that the Company would be unable to utilize these benefits in the foreseeable future. The Company’s NOL carryforward expires beginning in 2010 through 2022.

There is no provision for income taxes for the year ended December 31, 2007 as there was no taxable income in that year.

The types of temporary differences between tax basis of assets and liabilities and their financial reporting amounts that give rise to the deferred tax liability and deferred tax asset, and their approximate tax effects are as follows.

For the Year Ended December 31, 2007

	Temporary	Tax
	Difference	Effect
Gross deferred tax asset resulting
from net operating loss carryforward	$11,050,000	$3,757,000
Valuation allowance	(11,050,000)	(3,757,000)
Net deferred income tax asset	$--	$--

The reconciliation of the effective income tax rate to the federal statutory rate is as follows:

For the Year Ended
December 31,2007
Federal income tax rate	(34%)	(34%)
Effect of unused operating losses	34%	34%
Effective income tax rate	0%	0%

12. SHARE BASED COMPENSATION

On January 1, 2006, the Company adopted SFAS No. 123(R) "Share-Based Payment," requiring the recognition of compensation expense in the Consolidated Statements of Operations related to the fair value of its employee share-based options and awards. SFAS No. 123(R) revises SFAS No. 123 "Accounting for Stock-Based Compensation" and supercedes APB Opinion No. 25 "Accounting for Stock Issued to Employees." SFAS No. 123(R) is supplemented by SEC Staff Accounting Bulletin ("SAB") No.107 "Share-Based Payment." SAB No.107 expresses the SEC staff's views regarding the interaction between SFAS No. 123(R) and certain SEC rules and regulations including the valuation of share-based payment arrangements.

The Company recognizes the cost of all employee stock options on a straight-line attribution basis over their respective contractual terms, net of estimated forfeitures. The Company has selected the modified prospective method of transition; accordingly, prior periods have not been restated. Prior to adopting SFAS No. 123(R), the Company applied APB Opinion No. 25, and related interpretation in accounting for its stock-based compensation plans. All employee stock options were granted at or above the grant date market price. Accordingly, no compensation cost was recognized for fixed stock option grants.

Stock Option Plan

In December 2001, the Company's stockholders approved the 2001 Employee Stock Option Plan (the "2001 Plan"), pursuant to which 2,000,000 shares of common stock were reserved for issuance. In August 2004, the Company's stockholders approved the 2004 Stock Option Plan (the "2004 Plan"), pursuant to which 10,000,000 shares of common stock were reserved for issuance. As of December 31, 2007, there were 2,022,000 shares of common stock available for issuance under the 2004 Plan.

The Company was also authorized to issue shares of stock to its employees from its 2001 Plan. The Company expensed the issuance of stock awards in accordance with SFAS No. 123. Shares issued from the 2001 Plan were expensed at the time of issuance, as the stock issued had no restrictions to the employees.

The Company did not issue any stock options to its employees during the year ended December 31, 2007.

A summary of the option activity under the 2004 Plan as of December 31, 2007 and changes during the year then ended, is presented below.

	2007
	Shares	Weighted-Average Exercise Share Price

Options outstanding beginning of year	7,978,000	$0.11
Options granted	-	$-
Options exercised	-	$-
Options cancelled/expired	-	$-

Options outstanding - end of year	7,978,000	$0.11

Option Price Range at End of Year		$0.11

Option price range for exercised shares	-

Options available for grant at end of year	2,022,000

The aggregate intrinsic value of options outstanding as of December 31, 2007 was $(718,020).

The following table summarizes information about fixed price stock options outstanding at December 31, 2007.

Range of	Number	Weighted-Average	Weighted-	Number	Weighted-
Exercise	Outstanding	Remaining	Average	Exercisable	Average
Price	December 31,	Contractual	Exercise Price	December 31,	Exercise
	2007	Life		2007	Price
$0.11	7,978,000	3.5	$0.11	7,978,000	$0.11

A summary of the Company's non-vested options as of December 31, 2007, and changes during the year then ended is presented below.

		Weighted-Average
		Grant-Date
Non-vested Options	Options	Fair Value
Non-vested at December 31, 2006:	4,069,060	$0.11
Granted	--	--
Vested	(4,069,060)	0.11
Forfeited, expired or cancelled:	--	--
Non-vested at December 31, 2007	--	0.11

At December 31, 2007, there was $1,409,270 of total unrecognized compensation cost related to share-based compensation arrangements granted under the 2004 Plan. The cost is expected to be recognized over a weighted average period of 3.5 years. The total fair value of shares vested during 2007 was $447,597. The aggregate intrinsic value of options vested during 2007 was $(122,072).